Supplement dated May 25, 2001 to the Prospectuses Dated December 1, 2000

Advantus Venture Fund, Inc.
Advantus Index 500 Fund, Inc.
Advantus Real Estate Securities Fund, Inc.

Supplement dated May 25, 2001 to the Prospectuses Dated February 1, 2001

Advantus Horizon Fund, Inc.
Advantus Spectrum Fund, Inc.
Advantus Mortgage Securities Fund, Inc.
Advantus Money Market Fund, Inc.
Advantus Bond Fund, Inc.
Advantus Cornerstone Fund, Inc.
Advantus Enterprise Fund, Inc.
Advantus International Balanced Fund, Inc.

Effective May 1, 2001, Ascend Financial Services, Inc., the principal underwriter of the shares of each of the Advantus Funds, changed its name to Securian Financial Services, Inc. All references in the Prospectus to Ascend Financial Services, Inc. shall mean Securian Financial Services, Inc. as of such date.

Supplement dated May 25, 2001 to the Prospectus Dated December 1, 2000

Advantus Venture Fund, Inc.

Effective May 25, 2001, John Burbank replaced Rudolph K. Kluiber as the portfolio manager of the Advantus Venture Fund, Inc. John is a Senior Vice President with State Street Research and has 33 years of investment industry experience. He is the lead portfolio manager for the firm's Small Cap Value Team. He joined State Street Research in 1987 as a securities analyst, became Vice President in 1988 and Senior Vice President in 1996. John holds a BA from Princeton University and an MBA from the University of New Hampshire.

Investors should retain this supplement for future reference.

F. 56044 5-2001